The
Municipal
Fund
Accumulation
Program,
Inc.



Annual Report

December 31, 2000



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Program unless accompanied or preceded by the Program's current prospectus. The Municipal Fund Accumulation Program is only open to holders of units of Municipal Investment Trust Fund and Defined Asset Funds-- Municipal Insured Series for reinvestment of distributions on those units. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Municipal Fund
Accumulation Program, Inc.
Box 9011
Princeton, NJ 08543-9011



Printed on post-consumer recycled paper




The Municipal Fund Accumulation Program, Inc.
To Our Shareholders:

For the year ended December 31, 2000, The Municipal Fund Accumulation Program, Inc.'s net annualized yield was 4.92%. The Program's total investment return for the 12-month period ended December 31, 2000 was +11.57%, based on a change in per share net asset value from $16.35 to $17.33, and assuming reinvestment of $0.853 per share income dividends.

For the six months ended December 31, 2000, The Municipal Fund Accumulation Program Inc.'s net annualized yield was 4.98%. The Program's total investment return for the six-month period ended December 31, 2000 was +6.91%, based on a change in per share net asset value from $16.63 to $17.33, and assuming reinvestment of $0.433 per share income dividends.


The Municipal Market Environment
During the six months ended December 31, 2000, long-term fixed-income securities performed very strongly. Throughout the period, a number of economic indicators, particularly employment, consumer spending and confidence, and business purchasing managers surveys, suggested that US economic growth had significantly moderated from 1999's and early 2000's robust levels. Third-quarter 2000 US gross domestic product was revised to 2.2%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. In recent months, the material decline in US equity indexes, particularly the NASDAQ, is likely to negatively impact future US economic growth. Investors are expected to curtail future expenditures in response to the significant declines in the value of their equity holdings.

Despite higher commodity prices, especially for oil and natural gas related to unseasonably cold weather throughout the United States, inflationary pressures remained muted. Recent consumer inflationary indicators were well below 3% annually. Given a slowing domestic economy and a continued benign inflationary environment, the Federal Reserve Board indicated at its December 2000 meeting that no additional short-term interest rate increases were anticipated. However, just after the close of the period, the Federal Reserve Board lowered interest rates by 0.50%. A series of such moves may likely be needed, both to stabilize and return US economic growth to its earlier levels.

Given the potential for, at least, stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. These factors helped push US Treasury bond yields lower during December 2000, as US Treasury bond yields declined 45 basis points (0.45%) to 5.45%, their lowest level in almost two years.

The six months ended December 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market outperformed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar pattern of US Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of December 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 50 basis points to end the period at 5.48%.

New long-term tax-exempt issuance has continued to decline, although in recent months the rate of this decline has slowed. During the past three months, almost $60 billion in new long-term municipal bonds was issued, a decline of 5.5% compared to the same three-month period in 1999. During the last 12 months, municipalities have underwritten approximately $200 billion in securities, an annual decline of 12%. This reduction in tax-exempt bond issuance helped to provide a solid technical support for the municipal bond market.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and issuance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of approximately $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

The outlook for the tax-exempt bond market in 2001 appears quite favorable. The steeply positive yield curve and relatively high credit quality that the municipal bond market offers should continue to attract retail and institutional investors seeking both tax-exempt income and a ready substitute for relatively scarce US Government securities. Strong state and local governmental financial conditions also suggest that issuance should remain manageable.

Recently, research analysts suggested that annual issuance in 2001 is likely to remain in the $200 billion range. Additionally, both Federal tax policy and tax reform are likely to be unchanged in 2001 as the recent results of the Presidential and Congressional elections do not favor quick legislation on either of these issues. These factors suggest that the strong technical position the tax-exempt market has enjoyed is likely to continue. Given recent market performance, the strong returns generated by tax-exempt products in 2000 again illustrate the investment diversification municipal bonds provide to all investors.

Fiscal Year in Review
Our decision to maintain a fully invested position throughout much of the last six months produced a solid annual return for shareholders as the tax-exempt bond market rebounded from depressed levels. We took steps earlier in the year to reduce the Program's duration. This strategy served to diminish the Program's sensitivity to interest rate fluctuations, but also caused the Program's net asset value to drop. However, a renewed focus on strategies designed to enhance the Program's dividend income appears to have compensated for the difference in market appreciation. Significantly, the Program was able to provide a competitive distribution yield. Clearly, this remains one of the Program's more appealing attributes, especially within the context of its conservative investment parameters. Moreover, about 70% of the securities held by the portfolio are rated in the top two rating categories. This emphasis on quality proved especially beneficial in recent months as credit spreads remained under pressure causing valuations of lower-quality securities to lag the overall market. As a result of our efforts this year, the Program generated a total return that modestly exceeded the average return for all general municipal debt funds, as measured by Lipper, Inc.

As credit spreads were at their widest in several years, we believe that the market currently offers adequate compensation for the increased risk associated with investing at the lower end of the investment-grade spectrum. The Federal Reserve Board's dramatic move to lower interest rates in January 2001 signals Chairman Alan Greenspan's determination to prevent a hard economic landing, a scenario already being discounted in the fixed-income marketplace. As a consequence, we believe that credit spreads are likely to stabilize in the near run and, as monetary policy becomes increasingly accommodative, actually narrow as confidence in the economy recovers during the coming year. In light of this outlook, one element of our strategy has been to selectively invest in low investment-grade securities as a means to add both value and income to the portfolio. Exposure in this category was generally limited to well-recognized, highly liquid credits with proven track records.

Given the strong performance in the bond market in recent months, competitive returns in the coming year are likely to be characterized more by stability and income generation rather than a portfolio's degree of interest rate sensitivity. Market conditions should remain volatile as investors grapple with economic uncertainty and the implications for interest rates. We have positioned the portfolio to be somewhat insulated from this volatility, reflecting our belief that the bulk of market appreciation now lies behind us.


In Conclusion
We appreciate your ongoing interest in The Municipal Fund
Accumulation Program, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President


(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President


(Theodore R. Jaeckel Jr.)
Theodore R. Jaeckel Jr.
Portfolio Manager


February 6, 2001



We are pleased to announce that Theodore R. Jaeckel Jr. is responsible for the day-to-day management of The Municipal Fund
Accumulation Program, Inc. Mr. Jaeckel has been employed by Merrill Lynch Investment Managers, L.P. since 1991.


The Municipal Fund Accumulation Program, Inc.
Proxy Results
During the six-month period ended December 31, 2000, The Municipal
Fund Accumulation Program, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on July 25, 2000. Proposals 2 and 3 were approved at a shareholder's meeting on August 22, 2000. The description of each proposal and number of shares voted are as follows:


                                                                        Shares Voted
                                                                            For
1. To elect the Program's Board      Terry K. Glenn                     17,014,746
   of Directors:                     Ronald W. Forbes                   17,007,227
                                     Cynthia A. Montgomery              17,011,978
                                     Charles C. Reilly                  16,990,439
                                     Kevin A. Ryan                      17,002,669
                                     Roscoe S. Suddarth                 17,005,565
                                     Richard R. West                    17,009,610
                                     Arthur Zeikel                      16,991,207
                                     Edward D. Zinbarg                  17,008,482
                                                                       Shares Voted   Shares Voted    Shares Voted
                                                                           For          Against         Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Program's
   independent auditors for the current fiscal year.                    18,453,508        362,989        836,490

3. To approve to convert the Program to "master/feeder" structure.      15,847,532      1,859,345      1,946,110




The Municipal Fund Accumulation Program, Inc.
Total Return Based on a $10,000 Investment

A line graph depicting growth of an investment in the Municipal Fund
Accumulation Program, Inc.++ compared to the Lehman Brothers
Municipal Bond Index. Beginning and ending values are:

                                      12/90          12/00
The Municipal Fund Accumulation
Program, Inc.++                       $10,000        $17,990

Lehman Brothers Municipal
Bond Index++++                        $10,000        $20,270


++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses. The Municipal Fund
Accumulation Program, Inc. invests in long-term and intermediate-term state, municipal and public authority bonds (including private activity bonds), the interest on which is exempt from Federal Income
Tax.

++++This unmanaged Index consists of revenue bonds, general obligation bonds and insured bonds.


The Municipal Fund Accumulation Program, Inc.
Average Annual Total Return++

Period Covered                       % Return

One Year Ended 12/31/00              +11.57%
Five Years Ended 12/31/00            + 4.17
Ten Years Ended 12/31/00             + 6.05

++Assuming transaction costs and other operating expenses, including advisory fees and reimbursement of all expenses.
Past performance is not indicative of future results.



Portfolio Abbreviations

To simplify the listings of The Municipal Fund Accumulation Program,
Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
EDA       Economic Development Authority
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDB       Industrial Development Board
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
VRDN      Variable Rate Demand Notes


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000                                                           (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
Alabama--       NR*       Aaa     $ 3,610   Alabama HFA, S/F Mortgage Revenue Refunding Bonds (College
1.6%                                        Home Mortgage Bond Program), Series B-1, 6.65% due 10/01/2025       $  3,722
                BBB+      Baa1        500   Mobile, Alabama, Industrial Development Board, Environmental
                                            Improvement Revenue Refunding Bonds (International Paper Company
                                            Project), AMT, Series A, 6.35% due 5/15/2016                             511
                BBB+      Baa1      2,500   Selma, Alabama, IDB, Environmental Improvement Revenue Refunding
                                            Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                            due 2/01/2018                                                          2,606

Alaska--0.2%    A1+       VMIG1++     700   Valdez, Alaska, Marine Terminal Revenue Refunding Bonds (Exxon
                                            Pipeline Company Project), VRDN, Series C, 4.80% due 12/01/2033 (h)      700

Arizona--       A1+       P1          100   Maricopa County, Arizona, Pollution Control Corporation, PCR,
0.0%                                        Refunding (Arizona Public Service Company), VRDN, Series E, 4.80%
                                            due 5/01/2029 (h)                                                        100

Arkansas--      BBB+      Baa1      1,000   Pine Bluff, Arkansas, Environmental Improvement Revenue Refunding
0.2%                                        Bonds (International Paper Company Project), AMT, Series A, 6.70%
                                            due 8/01/2020                                                          1,036

California--    AA-       Aa2         775   California HFA, Home Mortgage Revenue Bonds, AMT, Series F-1,
3.1%                                        7% due 8/01/2026 (c)                                                     793
                                            California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Refunding Bonds (Mortgage Backed Securities Program),
                                            AMT, Class 5:
                AAA       NR*       4,090    Series C, 6.75% due 3/01/2029                                         4,658
                AAA       NR*       1,725    Series D, 6.70% due 5/01/2029 (j)(k)                                  1,978
                AAA       NR*       3,715   California Rural Home Mortgage Finance Authority, S/F Mortgage
                                            Revenue Refunding Bonds (Mortgage Backed Securities Program),
                                            AMT, Series A-2, 7% due 9/01/2029 (j)(k)                               4,344
                AAA       Aaa       1,250   M-S-R Public Power Agency, California, Revenue Refunding Bonds
                                            (San Juan Project), Series D, 6.75% due 7/01/2020 (e)(f)               1,524



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000 (continued)                                             (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
Colorado--      NR*       Aa2     $ 2,575   Colorado HFA, Revenue Bonds (S/F Program), Series B-3, 6.55% due
7.0%                                        10/01/2016                                                          $  2,867
                                            Colorado HFA, Revenue Refunding Bonds (S/F Program):
                NR*       Aa2       3,000    AMT, Senior Series A-2, 7.50% due 4/01/2031                           3,575
                AA        Aa2       1,000    AMT, Senior Series B-2, 7.10% due 4/01/2017                           1,160
                AA        Aa2       6,250    AMT, Senior Series B-2, 7.25% due 10/01/2031                          7,313
                AA        Aa2       3,820    AMT, Senior Series C-2, 7.25% due 10/01/2031                          4,502
                NR*       Aa2       1,250    Senior Series A-3, 7.35% due 10/01/2030                               1,489
                NR*       Aa2       4,000    Senior Series C-3, 6.75% due 10/01/2021                               4,538
                AA        Aa2       1,750    Senior Series C-3, 7.15% due 10/01/2030                               2,051
                AAA       Aaa       2,225   Larimer County, Colorado, School District Number R-1, Poudre, GO,
                                            6% due 12/15/2017 (b)                                                  2,439
                A1+c      VMIG1++     400   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN,
                                            4.85% due 5/01/2013 (a)(h)                                               400

Connecticut--   AA        Aa2       3,825   Connecticut State, HFA, Housing Mortgage Revenue Refunding Bonds
3.5%                                        (Finance Program), Sub-Series B-1, 6.125% due 5/15/2018                3,993
                AA        NR*      10,045   Connecticut State Health and Educational Facilities Authority,
                                            Revenue Refunding Bonds (Eastern Connecticut Health Network),
                                            Series A, 6.50% due 7/01/2030                                         11,096

Florida--1.7%   NR*       NR*       5,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                            Bonds (National Gypsum), AMT, Series A, 7.125% due 4/01/2030           4,030
                A1+       VMIG1++     700   Martin County, Florida, PCR, Refunding (Florida Power & Light
                                            Company Project), VRDN, 4.40% due 7/15/2022 (h)                          700
                NR*       Aaa       2,375   Orange County, Florida, HFA, M/F Housing Revenue Bonds, Series A,
                                            6.40% due 1/01/2031 (e)                                                2,548

Georgia--       A1        VMIG1++     100   Burke County, Georgia, Development Authority, PCR (Georgia Power
1.2%                                        Company Plant-Vogtle Project), VRDN, Third Series, 4.80% due
                                            7/01/2024 (h)                                                            100
                AA        Aa1       5,000   Private Colleges and University Authority, Georgia, Revenue Bonds
                                            (Emory University Project), Series A, 5.50% due 11/01/2024             5,163

Idaho--1.8%     BBB-      Baa2      7,750   Power County, Idaho, Industrial Development Corporation, Solid
                                            Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                            6.45% due 8/01/2032                                                    7,581

Illinois--2.4%  AAA       NR*       7,250   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series A,
                                            7.15% due 9/01/2031                                                    8,471
                AAA       Aa3         660   Illinois Development Finance Authority Revenue Bonds, Series B,
                                            6.40% due 9/01/2031 (d)                                                  710
                BBB       NR*       1,000   Lansing, Illinois, Tax Increment Revenue Refunding Bonds (Sales
                                            Tax - Landings Redevelopment), 7% due 12/01/2008                       1,051

The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000 (continued)                                              (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
Indiana--       A+        NR*     $ 1,500   Indiana Bond Bank Revenue Bonds, Special Hospital Program
3.1%                                        (Hendricks Community Hospital), Series A, 7.125% due 4/01/2013      $  1,566
                AA        Aa2       1,000   Indiana State Office Building Commission, Capital Complex Revenue
                                            Refunding Bonds (State Office Building-II Facility), Series D,
                                            6.90% due 7/01/2011                                                    1,160
                AA        NR*       1,865   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                            Refunding Bonds, Series D, 6.75% due 2/01/2020                         1,976
                NR*       Baa3      2,500   Jasper County, Indiana, Economic Development Revenue Refunding
                                            Bonds (Georgia Pacific Corporation Project), AMT, 6.70% due
                                            4/01/2029                                                              2,403
                AAA       NR*       6,000   MSD Warren Township, Indiana, Vision 2005, School Building
                                            Corporation Revenue Bonds, First Mortgage, 5.50% due 7/15/2020         6,172

Kansas--2.5%    NR*       Aaa       9,290   Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds, AMT,
                                            Series A-1, 6.95% due 6/01/2029 (i)                                   10,847

Kentucky--      BBB-      Baa3      5,000   Kenton County, Kentucky, Airport Board Special Facilities, Airport
1.2%                                        Revenue Bonds (Delta Airlines Project), AMT, Series A, 7.125% due
                                            2/01/2021                                                              5,138

Louisiana--     AAA       Aaa      10,000   Louisiana Local Government, Environmental Facilities, Community
3.9%                                        Development Authority Revenue Bonds (Capital Projects and Equipment
                                            Acquisition), Series A, 6.30% due 7/01/2030 (a)                       11,718
                AAA       Aaa       2,900   New Orleans, Louisiana, GO, Refunding, 6.125% due 10/01/2016 (a)       3,080
                BBB+      Baa1      2,000   Rapides Finance Authority, Louisiana, Environmental Improvement
                                            Revenue Bonds (International Paper Company Project), AMT, Series A,
                                            6.55% due 11/15/2023                                                   2,032

Massachu-       NR*       VMIG1++     500   Massachusetts State Health and Educational Facilities Authority
setts--0.1%                                 Revenue Bonds (Capital Asset Program), VRDN, Series E, 4.80% due
                                            1/01/2035 (h)                                                            500

Michigan--      AAA       Aaa       2,000   Michigan State Strategic Fund, Limited Obligation Revenue Refunding
0.6%                                        Bonds (Detroit Edison Company), Series BB, 7% due 5/01/2021 (a)        2,502
                NR*       VMIG1++     300   Michigan State Strategic Fund, PCR, Refunding (Consumers Power
                                            Project), VRDN, 4.80% due 4/15/2018 (a)(h)                               300

Minnesota--     A1+       NR*       1,600   Beltrami County, Minnesota, Environmental Control Revenue Bonds
1.1%                                        (Northwood Panelboard Co. Project), VRDN, AMT, 4.90% due
                                            7/01/2025 (h)                                                          1,600
                AA+       Aa1       2,870   Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT, Series M,
                                            6.70% due 7/01/2026                                                    3,008


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000 (continued)                                             (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
Mississippi--   NR*       P1      $   400   Perry County, Mississippi, PCR, Refunding (Leaf River Forest
0.5%                                        Project), VRDN, 4.75% due 3/01/2002 (h)                             $    400
                BBB+      Baa1      1,700   Warren County, Mississippi, Environmental Improvement Revenue
                                            Refunding Bonds (International Paper Company Project), AMT,
                                            Series B, 6.75% due 8/01/2021                                          1,764

Montana--       NR*       A2        6,000   Montana State Higher Education, Student Assistance Corporation,
1.5%                                        Student Loan Revenue Refunding Bonds, AMT, Sub-Series B, 6.40%
                                            due 12/01/2032                                                         6,306

Nevada--4.5%                                Director for the State of Nevada, Department of Business and
                                            Industry Revenue Bonds (Las Vegas Monorail Company) (a):
                AAA       Aaa       9,100    5.58%** due 1/01/2014                                                 4,727
                AAA       Aaa       6,125    5.76%** due 1/01/2017                                                 2,668
                AAA       Aaa       5,000    5.80%** due 1/01/2018                                                 2,051
                AAA       Aaa      14,480    5.87%** due 1/01/2020                                                 5,269
                AAA       Aaa       5,000    5.90%** due 1/01/2021                                                 1,712
                                            Elko, Nevada, GO (Airport Improvement), AMT, Series B (e):
                AAA       Aaa         165    6.10% due 10/01/2014                                                    177
                AAA       Aaa         245    6.30% due 10/01/2019                                                    263
                AAA       Aaa         320    6.75% due 10/01/2024                                                    351
                AAA       Aaa         225    7% due 10/01/2029                                                       250
                AAA       Aaa       1,615   Nevada Housing Division, S/F Program, AMT, Senior Series E, 7.05%
                                            due 4/01/2027 (c)                                                      1,694

New Hamp-                                   Manchester, New Hampshire, Housing and Redevelopment Authority
shire--2.4%                                 Revenue Bonds, Series A:
                A         Baa3      4,180    6.75% due 1/01/2013                                                   4,598
                A         Baa3      2,235    6.75% due 1/01/2014                                                   2,445
                A         Baa3      1,250    6.75% due 1/01/2015                                                   1,360
                AAA       Aaa       2,000   New Hampshire Higher Educational and Health Facilities Authority,
                                            Revenue Refunding Bonds (University System of New Hampshire),
                                            6.25% due 7/01/2020 (e)                                                2,078

New Jersey--                                Mount Holly, New Jersey, Municipal Utilities Authority, Sewer Revenue
8.6%                                        Bonds (e):
                NR*       NR*         290    4.75% due 12/01/2008 (g)                                                297
                NR*       NR*         210    4.75% due 12/01/2028                                                    198
                                            New Jersey EDA, Revenue Refunding Bonds:
                AAA       Aaa       2,250    (Educational Testing Service), Series A, 4.75% due 5/15/2018 (e)      2,195
                AAA       Aaa       5,000    (RWJ Health Care Corporation), 6.50% due 7/01/2024 (d)                5,412
                AAA       Aaa       3,680   New Jersey EDA, State Lease Revenue Bonds (State Office Buildings
                                            Projects), 6% due 6/15/2016                                            4,043


The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000 (continued)                                            (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
New Jersey                                  New Jersey Health Care Facilities Financing Authority, Revenue
(concluded)                                 Refunding Bonds (d):
                AAA       Aaa     $ 1,000    (Community Medical Center/ Kimball), 4.75% due 7/01/2019           $    969
                AAA       Aaa       6,000    (Virtua Health Issue), 4.50% due 7/01/2028                            5,432
                AAA       Aaa       5,000   New Jersey Sports and Exposition Authority, State Contract Revenue
                                            Refunding Bonds, Series A, 4.50% due 3/01/2019 (e)                     4,711
                AAA       Aaa       1,500   New Jersey State Housing and Mortgage Finance Agency, M/F Housing
                                            Revenue Refunding Bonds, Series B, 6.25% due 11/01/2026                1,580
                                            New Jersey State Transit Corporation, COP (Federal Transit
                                            Administration Grants), Series A (a):
                AAA       Aaa       1,600    6.125% due 9/15/2014                                                  1,775
                AAA       Aaa       1,000    6.125% due 9/15/2015                                                  1,106
                                            Ocean County, New Jersey, Utilities Authority, Wastewater Revenue
                                            Refunding Bonds, Series A:
                NR*       Aa1       1,400    4.35% due 1/01/2011                                                   1,374
                NR*       Aa1       2,005    4.45% due 1/01/2012                                                   1,973
                NR*       Aa1       2,055    4.65% due 1/01/2014                                                   2,026
                AAA       Aaa         750   South Jersey Transportation Authority, New Jersey, Transportation
                                            System Revenue Refunding Bonds, 5% due 11/01/2017 (a)                    758
                                            Union County, New Jersey, Utilities Authority, Senior Lease Revenue
                                            Refunding Bonds (Ogden Martin Project), AMT, Series A:
                AAA       Aaa       1,000    5.375% due 6/01/2019                                                  1,010
                AAA       Aaa       1,000    5.375% due 6/01/2020                                                  1,012
                AAA       Aaa       1,265   Wall Township, New Jersey, School District, GO, 4.50% due
                                            7/15/2019 (d)                                                          1,191

New York--      AAA       Aaa       7,740   Long Island Power Authority, New York, Electric System Revenue
15.9%                                       Refunding Bonds, 4.75% due 4/01/2018 (e)                               7,468
                A1+       VMIG1++   1,000   New York City, New York, City Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds, VRDN, Series C, 4.80% due
                                            6/15/2022 (b)(h)                                                       1,000
                AA+       Aa2       8,500   New York City, New York, City Transitional Finance Authority
                                            Revenue Bonds, Future Tax Secured, Series B, 6% due 11/15/2010         9,554
                                            New York City, New York, GO, Refunding, Series A:
                A         A2        3,080    6.50% due 5/15/2017                                                   3,470
                A         A2       10,075    6.25% due 5/15/2026                                                  11,059
                AA-       NR*       1,500   New York State Dormitory Authority, Lease Revenue Bonds (State
                                            University Dormitory Facilities), Series A, 6.25% due 7/01/2020        1,658
                AAA       Aaa         750   New York State Dormitory Authority Revenue Bonds (New York
                                            University), Series A, 6% due 7/01/2019 (e)                              852
                                            New York State Dormitory Authority, Revenue Refunding Bonds:
                NR*       A1        3,745    (Concord Nursing Home Inc.), 6.25% due 7/01/2016                      4,082
                NR*       A1        2,500    (Concord Nursing Home Inc.), 6.50% due 7/01/2029                      2,734
                BBB+      Baa1      3,000    (Mount Sinai Health), Series A, 6.50% due 7/01/2016                   3,220
                BBB+      Baa1      2,500    (Mount Sinai Health), Series A, 6.625% due 7/01/2019                  2,687
                BBB+      Baa1      6,500    (Mount Sinai Health), Series A, 6.50% due 7/01/2025                   6,883



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000 (continued)                                               (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
New York        AA        NR*     $ 2,285   Oneida County, New York, IDA, Revenue Bonds (Civic Facility-Faxton
(concluded)                                 Hospital), Series C, 6.625% due 1/01/2015                           $  2,586
                                            Port Authority of New York and New Jersey, Consolidated Revenue
                                            Bonds, 116th Series (b):
                AAA       Aaa         720    4.50% due 10/01/2018                                                    680
                AAA       Aaa       5,800    4.25% due 10/01/2026                                                  5,042
                                            Suffolk County, New York, GO, Series A (b):
                AAA       Aaa         930    4.75% due 8/01/2022                                                     882
                AAA       Aaa         945    4.75% due 8/01/2023                                                     894
                A+        Aa3       3,575   Triborough Bridge and Tunnel Authority, New York, General Purpose
                                            Revenue Refunding Bonds, Series X, 6.50% due 1/01/2019                 3,699

North                                       North Carolina Eastern Municipal Power Agency, Power System
Carolina--                                  Revenue Refunding Bonds:
6.4%            AAA       Aaa       1,330    Series A, 6.50% due 1/01/2018 (f)                                     1,573
                A         Baa3      4,440    Series D, 6.70% due 1/01/2019                                         4,810
                                            North Carolina Municipal Power Agency Number 1, Catawba Electric
                                            Revenue Refunding Bonds, Series B:
                A         NR*       2,500    6.50% due 1/01/2020                                                   2,664
                BBB+      Baa1      5,000    6.50% due 1/01/2020                                                   5,271
                AAA       Aaa      13,110   North Carolina State, GO, Series A, 5% due 4/01/2016                  13,326

Oregon--        BBB       Ba2         750   Oregon State Solid Waste Disposal Facilities, Economic Development
0.1%                                        Revenue Bonds (USG Corporation Project), AMT, Series 192, 6.40%
                                            due 12/01/2029                                                           523

Pennsyl-        AAA       Aaa       5,490   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
vania--4.1%                                 Revenue Bonds, 5.50% due 12/01/2030 (e)                                5,647
                AAA       Aaa       7,000   Lancaster, Pennsylvania, GO, Refunding, Series A, 4.50% due
                                            5/01/2028 (b)                                                          6,228
                BBB       Ba2       7,000   Pennsylvania Economic Development Financing Authority, Solid Waste
                                            Disposal Revenue Bonds (USG Corporation Project), AMT, 6% due
                                            6/01/2031                                                              4,581
                A1+       NR*       1,100   Schuylkill County, Pennsylvania, IDA, Resource Recovery Revenue
                                            Refunding Bonds (Northeastern Power Company), VRDN, Series A,
                                            4.80% due 12/01/2022 (h)                                               1,100

South                                       Piedmont Municipal Power Agency, South Carolina, Electric Revenue
Carolina--                                  Refunding Bonds (b):
1.4%            AAA       Aaa       3,000    6.75% due 1/01/2019                                                   3,633
                AAA       Aaa         320    Series A, 6.50% due 1/01/2014 (f)                                       376
                AAA       Aaa       1,890    Series A, 6.50% due 1/01/2014 (f)                                     2,207



The Municipal Fund Accumulation Program, Inc.
Schedule of Investments as of December 31, 2000 (concluded)                                              (in Thousands)
                S&P     Moody's    Face
State          Rating    Rating   Amount                                Issue                                     Value
Texas--12.8%    AAA       Aaa     $ 5,330   Austin, Texas, Revenue Bonds (Town Lake Community Events Center
                                            Venue), 6.20% due 11/15/2029 (b)                                    $  5,806
                                            Dallas-Fort Worth, Texas, International Airport Facilities
                                            Improvement Corporation Revenue Bonds, AMT:
                BBB-      Baa1     10,000    (American Airlines, Inc.), 7.25% due 11/01/2030                      10,305
                BBB-      Baa3      2,200    (Delta Air Lines Inc.), 7.125% due 11/01/2026                         2,217
                NR*       Aaa       4,490   Edcouch Elsa, Texas, Independent School District, GO, 4.75% due
                                            8/15/2022                                                              4,232
                AA        NR*       3,500   Gregg County, Texas, Health Facilities Development Corporation,
                                            Hospital Revenue Bonds (Good Shepherd Medical Center Project),
                                            6.375% due 10/01/2025                                                  3,761
                A1+       VMIG1++     800   Gulf Coast, Texas, Waste Disposal Authority, PCR, Refunding
                                            (Amoco Oil Company Project), VRDN, 4.80% due 10/01/2017 (h)              800
                BBB-      Baa3      2,000   Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                            Semiconductor), AMT, 6.95% due 4/01/2030                               2,049
                BBB       Baa2      7,350   Matagorda County, Texas, Port of Bay City Authority Revenue Bonds
                                            (Hoechst Celanese Corp. Project), AMT, 6.50% due 5/01/2026 (h)         7,356
                AAA       Aaa       4,700   Sabine River Authority, Texas, PCR, Refunding (Texas Utilities
                                            Electric Company Project), 6.55% due 10/01/2022 (b)                    4,912
                NR*       Aaa       8,000   South Plains, Texas, Housing Finance Corporation, S/F Mortgage
                                            Revenue Bonds, AMT, Series A, 7.30% due 9/01/2031                      9,105
                AA        Aa1       1,790   Texas State, GO, Veterans' Housing Assistance Fund II, AMT,
                                            Series A, 7% due 12/01/2025                                            1,894
                AAA       Aaa       2,305   Webster, Texas, GO, COP, Series A, 6% due 3/01/2021                    2,495

Virginia--      AA        Aa2       4,500   Henrico County, Virginia, IDA, Public Facility Lease Revenue Bonds,
1.2%                                        7% due 8/01/2005 (g)                                                   5,100

Washington--    AAA       Aaa       3,000   Tacoma, Washington, Refuse Utility Revenue Bonds, 7% due
0.8%                                        12/01/2004 (a)(g)                                                      3,355

West            AAA       Aaa       6,050   West Virginia State Housing Development Fund, Housing Finance
Virginia--                                  Revenue Bonds, Series A, 6.20% due 5/01/2018                           6,415
1.5%

Wyoming--       BBB-      Baa2      5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
1.2%                                        (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024             5,075

Puerto Rico--   AAA       Aaa         720   Puerto Rico Commonwealth, GO, Refunding, 7% due 7/01/2010 (a)            879
0.2%
                                            Total Investments (Cost--$400,960)--98.3%                            423,071
                                            Other Assets Less Liabilities--1.7%                                    7,420
                                                                                                                --------
                                            Net Assets--100.0%                                                  $430,491
                                                                                                                ========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FSA Insured.
(e)MBIA Insured.
(f)Escrowed to maturity.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at December 31, 2000.
(i)GNMA Collateralized.
(j)FNMA/GNMA Collateralized.
(k)FHLMC Collateralized.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Program.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche
LLP.

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Statement of Assets and Liabilities                                                              As of December 31, 2000
Assets:
Investments, at value (identified cost--$400,959,784)                                                       $423,070,586
Cash                                                                                                             130,472
Receivables:
 Interest                                                                                  $  7,275,076
 Securities sold                                                                                810,534
 Capital shares sold                                                                            363,653        8,449,263
                                                                                           ------------
Prepaid registration fees and other assets                                                                       123,319
                                                                                                            ------------
Total assets                                                                                                 431,773,640
                                                                                                            ------------

Liabilities:
Payables:
 Capital shares redeemed                                                                        458,016
 Investment adviser                                                                             169,032          627,048
                                                                                           ------------
Accrued expenses                                                                                                 655,868
                                                                                                            ------------
Total liabilities                                                                                              1,282,916
                                                                                                            ------------

Net Assets                                                                                                  $430,490,724
                                                                                                            ============

Net Assets Consist of:
Common Stock, $.01 par value, 100,000,000 shares authorized                                                 $    248,452
Paid-in capital in excess of par                                                                             439,804,309
Undistributed investment income--net                                                                             882,440
Accumulated realized capital losses on investments--net                                                     (28,294,018)
Accumulated distributions in excess of realized capital gains on investments--net                            (4,261,261)
Unrealized appreciation on investments--net                                                                   22,110,802
                                                                                                            ------------

Net Assets:
Equivalent to $17.33 per share based on 24,845,247 shares outstanding                                       $430,490,724
                                                                                                            ============
See Notes to Financial Statements.

The Municipal Fund Accumulation Program, Inc.
Statement of Operations                                                             For the Year Ended December 31, 2000
Investment Income:
Interest and premium and discount earned                                                                    $ 24,766,497
Expenses:
Investment advisory fees                                                                   $  2,112,216
Transfer agent fees                                                                             897,984
Accounting services                                                                             104,169
Printing and shareholder reports                                                                 77,236
Professional fees                                                                                43,129
Custodian fees                                                                                   37,740
Pricing services                                                                                 21,509
Directors' fees and expenses                                                                     10,968
Registration fees                                                                                10,331
Other                                                                                            14,250
                                                                                           ------------
Total expenses                                                                                                 3,329,532
                                                                                                            ------------
Investment income--net                                                                                        21,436,965
                                                                                                            ------------

Realized & Unrealized Gain (Loss) on Investments:
Realized loss on investments--net                                                                           (12,696,148)
Change in unrealized appreciation/depreciation on investments--net                                            37,569,867
                                                                                                            ------------
Net Increase in Net Assets Resulting from Operations                                                        $ 46,310,684
                                                                                                            ============

See Notes to Financial Statements.

The Municipal Fund Accumulation Program, Inc.
Statements of Changes in Net Assets
                                                                                               For the Year Ended
                                                                                                   December 31,
                                                                                             2000               1999
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                    $  21,436,965    $  21,471,581
Realized losson investments--net                                                           (12,696,148)     (19,842,225)
Change in unrealized appreciation/depreciation on investments--net                           37,569,867     (34,398,394)
                                                                                           ------------     ------------
Net increase (decrease) in net assets resulting from operations                              46,310,684     (32,769,038)
                                                                                           ------------     ------------
Dividends & Distributions to Shareholders:
Investment income--net                                                                     (21,638,572)     (21,584,231)
In excess of realized gain on investments--net                                                       --      (4,261,261)
                                                                                           ------------     ------------
Net decrease in net assets resulting from dividends and distributions to shareholders      (21,638,572)     (25,845,492)
                                                                                           ------------     ------------
Capital Share Transactions:
Net decrease in net assets resulting from capital share transactions                       (26,614,215)     (34,535,705)
                                                                                           ------------     ------------
Net Assets:
Total decrease in net assets                                                                (1,942,103)     (93,150,235)
Beginning of year                                                                           432,432,827      525,583,062
                                                                                           ------------     ------------
End of year*                                                                               $430,490,724     $432,432,827
                                                                                           ============     ============

*Undistributed investment income--net                                                      $    882,440     $  1,084,047
                                                                                           ============     ============

See Notes to Financial Statements.

The Municipal Fund Accumulation Program, Inc.
Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
Increase (Decrease) in Net Asset Value:
                                                                                For the Year Ended December 31,
                                                                         2000       1999      1998      1997       1996
Per Share Operating Performance:
Net asset value, beginning of year                                    $  16.35   $  18.50  $  19.22  $  18.85   $  19.22
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .85        .79       .88       .96        .98
Realized and unrealized gain (loss) on investments--net                    .98     (2.00)       .12       .56      (.37)
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                          1.83     (1.21)      1.00      1.52        .61
                                                                      --------   --------  --------  --------   --------
Less dividends and distributions:
 Investment income--net                                                  (.85)      (.79)     (.88)     (.96)      (.98)
 Realized gain on investments--net                                          --         --     (.84)     (.19)         --
 In excess of realized gain on investments--net                             --      (.15)        --        --         --
                                                                      --------   --------  --------  --------   --------
Total dividends and distributions                                        (.85)      (.94)    (1.72)    (1.15)      (.98)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year                                          $  17.33   $  16.35  $  18.50  $  19.22   $  18.85
                                                                      ========   ========  ========  ========   ========
Total Investment Return:
Based on net asset value per share                                      11.57%    (6.77%)     5.35%     8.29%      3.36%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .79%       .79%      .76%      .72%       .83%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   5.06%      4.47%     4.54%     5.05%      5.18%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of year (in thousands)                                $430,491   $432,433  $525,583  $543,595   $551,849
                                                                      ========   ========  ========  ========   ========
Portfolio turnover                                                        111%       222%      178%      131%        72%
                                                                      ========   ========  ========  ========   ========

See Notes to Financial Statements.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements


1. Significant Accounting Policies:
The Municipal Fund Accumulation Program, Inc. (the "Program") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Program's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Program.

(a) Valuation of securities--Portfolio securities are valued by the Program's pricing agent, Kenny S&P Evaluation Services ("Kenny"). The method used by Kenny to value the Program's securities is to obtain "quotes" on comparable securities of comparable quality and to value such Program securities similarly. These values are not necessarily bids or actual last sale prices, but are estimates of the price at which the pricing agent believes the Program could sell such portfolio securities. The Board of Directors has examined the methods to be used by the Program's pricing agent in estimating the value of portfolio securities and believes that such methods will reasonably and fairly approximate the price at which portfolio securities may be sold and will result in a good faith determination of the fair value of such securities.

(b) Income taxes--It is the Program's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis. The Program will adopt the provisions of the AICPA Audit andAccounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Program will amortize premiums and discounts on debt securities effective January 1, 2001. The cumulative effect of this accounting change will have no impact on the total net assets of the Program, but will result in a $94,028 increase to cost of securities and a corresponding $94,028 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Program has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Program's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Program. For such services, the Program pays a monthly fee of .50%, on an annual basis, of the value of the Program's average daily net assets.

FAM has entered into an Administrative Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Prudential Securities, Inc., Dean Witter Reynolds Inc., and Salomon Smith Barney, Inc. (the "Administrators"), whereby the Administrators perform certain administrative duties on behalf of FAM. The Administrators receive a monthly fee from FAM equal to .20%, on an annual basis, of the Program's average daily net assets.


The Municipal Fund Accumulation Program, Inc.
Notes to Financial Statements (concluded)

Accounting services were provided to the Program by FAM.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2000 were $445,274,541 and $456,374,067, respectively.

Net realized losses for the year ended December 31, 2000 and net unrealized gains as of December 31, 2000 were as follows:

                                 Realized         Unrealized
                                  Losses            Gains

Long-term securities          $(12,696,148)     $ 22,110,802
                               ------------     ------------
Total                         $(12,696,148)     $ 22,110,802
                               ============     ============

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $22,054,395, of which $25,110,565 related to appreciated securities and $3,056,170 related to depreciated securities. The aggregate cost of investments at December 31, 2000 for Federal income tax purposes was $401,016,191.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                  Dollar
December 31, 2000                     Shares        Amount

Shares sold                         1,962,105   $ 32,762,270
Shares issued to shareholders
in reinvestment of dividends        1,198,444     19,913,070
                                 ------------   ------------
Total issued                        3,160,549     52,675,340
                                 ------------   ------------
Shares redeemed                   (4,768,322)   (79,289,555)
                                 ------------   ------------
Net decrease                      (1,607,773)  $(26,614,215)
                                 ============   ============

For the Year Ended                                  Dollar
December 31, 1999                     Shares        Amount

Shares sold                         2,711,407   $ 47,183,870
Shares issued to shareholders
in reinvestment of dividends
and distributions                   1,365,678     24,039,420
                                 ------------   ------------
Total issued                        4,077,085     71,223,290
Shares redeemed                   (6,041,008)  (105,758,995)
                                 ------------   ------------
Net decrease                      (1,963,923)  $(34,535,705)
                                 ============   ============


5. Short-Term Borrowings:
On December 1, 2000, the Program, along with certain other funds managed by FAMand its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Program may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Program may borrow up to the maximum amount allowable under the Program's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Program pays a commitment fee of .09% per annum based on the Program's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One N.A. The Program did not borrow under the facility during the year ended December 31, 2000.


6. Capital Loss Carryforward:
At December 31, 2000, the Program had a net capital loss carryforward of approximately $32,405,000, of which $13,974,000 expires in 2007 and $18,431,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


7. Subsequent Event:
On January 16, 2001, the Program's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.071337 per share, payable on January 16, 2001 to shareholders of record as of January 16, 2001.


The Municipal Fund Accumulation Program, Inc.
Independent Auditors' Report


The Board of Directors and Shareholders,
The Municipal Fund Accumulation
Program, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Municipal Fund Accumulation Program, Inc. as of December 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Program's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Municipal Fund Accumulation Program, Inc. as of December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
February 11, 2001


The Municipal Fund Accumulation Program, Inc.
Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by The Municipal Fund Accumulation Program, Inc. during its taxable year ended December 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gain distributions paid by the Fund during the year.

Please retain this information for your records.


The Municipal Fund Accumulation Program, Inc.
Officers and Directors

Terry K. Glenn--President and Director
Ronald W. Forbes--Director
Cynthia A. Montgomery--Director
Charles C. Reilly--Director
Kevin A. Ryan--Director
Roscoe S. Suddarth--Director
Richard R. West--Director
Edward D. Zinbarg--Director
Vincent R. Giordano--Senior Vice President
Kenneth A. Jacob--Vice President
Roberto Roffo--Vice President
Donald C. Burke--Vice President and
Treasurer
Jodi M. Pinedo--Secretary

Custodian and Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10007

Arthur Zeikel, Director of The Municipal Fund Accumulation Program, Inc. has recently retired. The Program's Board of Directors wishes Mr. Zeikel well in his retirement.